EXHIBIT 99.2

                                     FORM OF
                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                            TENDER OF ALL OUTSTANDING
                          10 1/4% SENIOR NOTES DUE 2012
                                 IN EXCHANGE FOR
                        NEW 10 1/4% SENIOR NOTES DUE 2012

                                       OF

                                UCAR FINANCE INC.
            UNCONDITIONALLY GUARANTEED BY GRAFTECH INTERNATIONAL LTD.
             AND CERTAIN SUBSIDIARIES OF GRAFTECH INTERNATIONAL LTD.


         Registered holders of outstanding 10 1/4% Senior Notes due 2012 (the "Notes") who wish to tender their Notes in exchange for a like principal amount of new 10 1/4% Senior Notes due 2012 (the "Exchange Notes") and whose Notes are not immediately available or who cannot deliver their Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to State Street Bank and Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       STATE STREET BANK AND TRUST COMPANY

           BY MAIL:                             BY HAND OR OVERNIGHT COURIER:
State Street Bank and Trust Company         State Street Bank and Trust Company
Corporate Trust Department-LCC6                  2 Avenue de Lafayette-LCC6
        P.O. Box 778                             Boston, Massachusetts 02111
Boston, Massachusetts 02111-0778

                                  BY FACSIMILE:
                       State Street Bank and Trust Company
                                 (617) 662-1458
                             Attn: Mr. John Brennan

                              CONFIRM BY TELEPHONE:
                                 (617) 662-1768

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.



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         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is requited to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders the principal amount of Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated       , 2002 of UCAR Finance Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

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


                       DESCRIPTION OF SECURITIES TENDERED

Name and address of registered
holder as it appears on the 10 1/4%                      Certificate Number(s) of                  Principal Amount of
Senior Notesdue 2012 ("Notes")                                Notes Tendered                          Notes Tendered
(Please Print)




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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)



         The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.



Name of Firm:
             ---------------------------     ----------------------------------
                                             (Authorized Signature)

Address:                                     Title:
        -------------------------------            ----------------------------

                                             Name:
---------------------------------------           -----------------------------
                             (Zip Code)               (Please type or print)

Area Code and Telephone Number:


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         NOTE:  DO NOT SEND NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.



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